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                                                                    EXHIBIT 23.4

                         INDEPENDENT AUDITORS' CONSENT

The Partners
Acquisition Partnerships

     We consent to the use of our report incorporated herein by reference and to the reference of our firm under the heading "Experts" in the prospectus.

                                                /s/ KPMG PEAT MARWICK LLP

                                            ------------------------------------

Fort Worth, Texas

June 3, 1997